AMENDMENT TO SETTLEMENT AGREEMENT

This Amendment to Settlement Agreement (hereinafter the "Agreement") is made and entered into as of the __2nd___day of November, 2009, by and between NEW INDUSTRIES INVESTMENT CONSULTANTS (HK) LTD, (hereinafter referred to as “NIIC”) and LASERSIGHT INCORPORATED (“LSI”), LASERSIGHT TECHNOLOGIES, INC. (“LST”), and LASERSIGHT PATENTS, INC. (“LPI”) (LSI, LST and LPI are hereinafter referred to collectively as the “LASERSIGHT”).

W I T N E S S E T H:

WHEREAS, on or about October 22, 2009, the parties hereto entered into that certain Settlement Agreement (“Settlement Agreement”).

WHEREAS, the Boards of Directors of each of the LASERSIGHT entities have approved the Settlement Agreement.

WHEREAS, the sole shareholder of each of the LST and LPI has approved the Settlement Agreement.

WHEREAS, the majority shareholder of LSI has approved the Settlement Agreement.

WHEREAS, the parties desire to clarify the provisions of the Settlement Agreement.

NOW, THEREFORE, incorporating the foregoing recital of facts and in consideration of the mutual promises and agreements herein set forth, the parties hereto agree as follows:

1.           Section B.A. of the Settlement Agreement – Effective Date – is hereby deleted in its entirety and the following shall be inserted in lieu thereof:

“This Agreement shall become effective upon the expiry of the period of sixty (60) days from the date of this Settlement Agreement.”

2.           Except as expressly modified herein, the provisions of the Settlement Agreement shall remaining full force and effect.

3.           This Amendment may be executed in multiple counterparts and all such counterparts shall be taken together so that they may constitute a completely executed agreement among the parties.

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This Amendment is executed under seal by each of the parties hereto on the first above-mentioned date.

LASERSIGHT INCORPORATED

BY: /s/Danghui(“David”)Liu (SEAL)

PRINT NAME: Danghui (“David”) Liu

TITLE: President

LASERSIGHT TECHNOLOGIES, INC.

BY: /s/Danghui(“David”)Liu (SEAL)

PRINT NAME: Danghui (“David”) Liu

TITLE: President

[SIGNATURE BLOCKS CONTINUED ON NEXT PAGE]

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LASERSIGHT PATENTS, INC.

BY: /s/Danghui(“David”)Liu (SEAL)

PRINT NAME: Danghui (“David”) Liu

TITLE: President

NEW INDUSTRIES INVESTMENT CONSULTANTS (HK) LTD.

BY: /s/Li Xu (SEAL)

PRINT NAME: Li XU

TITLE: President

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